EXHIBIT 10.10

            1987 LONG-TERM PERFORMANCE INCENTIVE PLAN
                    OF FREEPORT-MCMORAN INC.


                            ARTICLE I

                         PURPOSE OF PLAN

     SECTION 1.1. The purpose of the 1987 Long-Term Performance Incentive Plan of Freeport-McMoRan Inc. (the "Plan") is to provide incentives for senior executives whose performance in fulfilling the responsibilities of their positions can have a major impact on the profitability and future growth of Freeport-McMoRan Inc. (the "Company") and its subsidiaries.


                            ARTICLE II

                    ADMINISTRATION OF THE PLAN

     SECTION 2.1. Subject to the authority and powers of the Board of Directors in relation to the Plan as hereinafter provided, the Plan shall be administered by a Committee designated by the Board of Directors and composed of not fewer than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, is a "non-employee director" within the meaning of Rule 16b-3 and, to the extent necessary to comply with Section 162(m) only, is an "outside director" under Section 162(m). The Committee shall have full authority to interpret the Plan and from time to time to adopt such rules and regulations for carrying out the Plan as it may deem best. All determinations by the Committee shall be made by the affirmative vote of a majority of its members, but any determination reduced to writing and signed by a majority of the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. All decisions by the Committee pursuant to the provisions of the Plan and all orders or resolutions of the Board of Directors pursuant thereto shall be final, conclusive and binding on all persons, including but not limited to the Participants, the Company and its Subsidiaries and their respective equity holders.


                           ARTICLE III

         ELIGIBILITY FOR AND GRANT OF PERFORMANCE AWARDS

     SECTION 3.1. Subject to the provisions of the Plan, the Committee may from time to time select salaried officers or employees (including officers or employees who are also directors) of the Company or of any of its Subsidiaries to be granted Performance Awards under the Plan, and determine the number of Performance Units covered by each such Performance Award. Performance Awards may be granted at different times to the same individual. The Plan shall expire on December 31, 1992 and no Performance Awards shall be granted hereunder after such date.

     SECTION 3.2. Upon the grant of a Performance Award to a Participant, the Company shall establish a Performance Award Account for such Participant and shall credit to such Performance Award Account the number of Performance Units covered by such Performance Award.

     SECTION 3.3. The number of Performance Units outstanding at any time shall not exceed 1,500,000. Performance Units that shall have been forfeited or with respect to which payment has been made pursuant to
Section 4.2 or deferred pursuant to Section 4.4 shall not thereafter be deemed to be credited or outstanding for any purpose of the Plan and may again be the subject of Performance Awards.


                            ARTICLE IV

            CREDITS TO AND PAYMENTS FROM PARTICIPANTS'
                    PERFORMANCE AWARD ACCOUNTS

     SECTION 4.1. Subject to the provisions of Section 4.5, the Performance Award Account or Accounts of each Participant at December 31 of any year shall be credited, as of such December 31, with an amount equal to the Annual Earnings Per Share (or Net Loss Per Share) for such year times the number of Performance Units then credited to each such Performance Award Account; provided that, if in any year there shall be any outstanding Net Loss Carryforward applicable to such Performance Award Account, such Net Loss Carryforward shall be applied to reduce any amount which would otherwise be credited to such Performance Award Account pursuant to this Section 4.1 in such year until such Net Loss Carryforward has been fully so applied.

     SECTION 4.2. (a) Subject to Section 4.4, the balance credited to a Participant's Performance Award Account shall be paid to such Participant as soon as practicable on or after the Award Valuation Date with respect to such Performance Award.

     (b)  Payments pursuant to Section 4.2(a) shall be in cash.

     SECTION 4.3. In addition to any amounts payable pursuant to Section 4.2, the Committee may in its sole discretion determine that there shall be payable to a former Participant a supplemental amount not exceeding the excess, if any, of (i) the amount determined in accordance with
Section 4.1 which would have been payable to such former Participant if the Award Valuation Date with respect to a Performance Award of such Participant had been December 31 of the first, second or third calendar year next following the year in which such Participant's Termination of Employment occurred (the selection of such first, second or third calendar year to be in the sole discretion of the Committee subject only to the last sentence of this Section 4.3) over (ii) the amount determined in accordance with said Section 4.1 as of December 31 of the calendar year in which such Termination of Employment actually occurred. Any such supplemental amount so payable shall be paid in a lump sum as promptly as practicable on or after December 31 of the calendar year so selected by the Committee or in one or more installments ending not later than five years after such December 31, as the Committee may in its discretion direct. In no event shall any payment under this Section 4.3 be made with respect to any calendar year after the year in which such former Participant reaches his normal retirement date under the Company's retirement plan.

     SECTION 4.4. (a) Prior to January 1 of any calendar year in which it is anticipated that an Award Valuation Date with respect to any Performance Award may occur, a Participant may elect, in accordance with procedures established by the Committee, to defer, as and to the extent hereinafter provided, the payment of the amount, if any, which shall be paid pursuant to Section 4.2.

     (b) All payments deferred pursuant to Section 4.4(a) shall be paid in one or more periodic installments, not in excess of ten, at such time or times after the applicable Award Valuation Date, but not later than ten years after such Award Valuation Date, as shall be specified in such Participant's election pursuant to Section 4.4(a).

     (c) In the case of payments deferred as provided in Section 4.4(a), the unpaid amounts shall, commencing with the applicable Award Valuation Date, be increased at a rate equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A. (compounded quarterly) or at such other rate and in such manner as shall be determined from time to time by the Committee. If subsequent to such Participant's election pursuant to Section 4.4(a) such Participant's Termination of Employment occurs for any reason other than death, Disability, retirement under the Company's retirement plan, or retirement with the consent of the Company outside the Company's retirement plan, the Committee may, in its sole discretion, pay to such Participant in a lump sum the aggregate amount of any payments so deferred, notwithstanding such election.

     SECTION 4.5. Anything contained in the Plan to the contrary notwithstanding:

          (a) The Committee may, in its sole discretion, suspend, permanently or for a specified period of time or until further determination by the Committee, the making of any part or all of the credits which would otherwise have been made to the Performance Award Accounts of all the Participants or to such Accounts of one or more Participants as shall be designated by the Committee.

          (b) All Performance Units and other amounts credited to a Participant's Performance Award Account with respect to or arising from any Performance Award shall be forfeited in the event of the Discharge for Cause of such Participant prior to December 31 of the third year following the year of grant of such Performance Award.

          (c) All Performance Units and other amounts credited to a Participant's Performance Award Account with respect to or arising from a Performance Award shall, unless and to the extent that the Committee shall in its absolute discretion otherwise determine by reason of special mitigating circumstances, be forfeited in the event that such Participant's Termination of Employment shall occur for any reason other than death, Disability, retirement under the Company's retirement plan, or retirement with the consent of the Company outside the Company's retirement plan, at any time (except within two years after the date on which a Change in Control shall have occurred) prior to December 31 of the third year following the year of grant of such Performance Award.

          (d) If any suspension is in effect pursuant to Section 4.5(a) on a date when a credit would otherwise have been made pursuant to
     Section 4.1, the amounts which would have been credited but for such suspension shall be forfeited and no credits shall thereafter be made in lieu thereof. If the Committee shall so determine in its sole discretion, the amounts theretofore credited to any Performance Award Account or Accounts shall be increased, during the suspension period, at a rate equal to the prime commercial lending rate announced from time to time by The Chase Manhattan Bank, N.A. (compounded quarterly) or at such other rate and in such manner as shall be determined from time to time by the Committee.


                            ARTICLE V

                       GENERAL INFORMATION

     SECTION 5.1. If Net Income, Annual Earnings Per Share or Net Loss Per Share for any year shall have been affected by special factors (including material changes in accounting policies or practices, material acquisitions or dispositions of property, or other unusual items) which in the Committee's judgment should or should not be taken into account, in whole or in part, in the equitable administration of the Plan, the Committee may, for any purpose of the Plan, adjust Net Income, Annual Earnings Per Share or Net Loss Per Share, as the case may be, for such year (and subsequent years as appropriate), or any combination of them, and make credits, payments and reductions accordingly under the Plan.

     SECTION 5.2. The Committee shall for purposes of Articles III and IV make appropriate adjustments in the number of Performance Units which shall remain subject to Performance Awards and in the number of Performance Units which shall have been credited to Participants' accounts, in order to reflect any merger or consolidation to which the Company is a party or any stock dividend, split-up, combination or reclassification of the outstanding shares of Company Common Stock or any other relevant change in the capitalization of the Company.

     SECTION 5.3. A Participant may designate in writing a beneficiary (including the trustee or trustees of a trust) who shall upon the death of such Participant be entitled to receive all amounts which would have been payable hereunder to such Participant. A Participant may rescind or change any such designation at any time. Except as provided in this
Section 5.3, none of the amounts which may be payable under the Plan may be assigned or transferred otherwise than by will or by the laws of descent and distribution.

     SECTION 5.4. All payments made pursuant to the Plan shall be subject to withholding in respect of income and other taxes required by law to be withheld, in accordance with procedures to be established by the Committee.

     SECTION 5.5. The selection of an individual for participation in the Plan shall not give such Participant any right to be retained in the employ of the Company or any of its Subsidiaries, and the right of the Company and of such Subsidiary to dismiss or discharge any such Participant is specifically reserved. The benefits provided for Participants under the Plan shall be in addition to, and shall in no way preclude, other forms of compensation to or in respect of such Participants.

     SECTION 5.6. The Board of Directors and the Committee shall be entitled to rely on the advice of counsel and other experts, including the independent public accountants for the Company. No member of the Board of Directors or of the Committee or any officers of the Company or its Subsidiaries shall be liable for any act or failure to act under the Plan, except in circumstances involving bad faith on the part of such member or officer.


                            ARTICLE VI

               AMENDMENT OR TERMINATION OF THE PLAN

     SECTION 6.1. The Board of Directors may at any time terminate, in whole or in part, or from time to time amend the Plan, provided that, except as otherwise provided in the Plan, no such amendment shall increase the number of Performance Units which may be outstanding at any time, nor shall any such amendment or termination adversely affect the amounts credited to the Performance Award Account of a Participant with respect to Performance Awards previously made to such Participant. In the event of such termination, in whole or in part, of the Plan, the Committee may in its sole discretion direct the payment to Participants of any amounts specified in Article IV and not theretofore paid out, prior to the respective dates upon which payments would otherwise be made hereunder to such Participants, and in a lump sum or installments as the Committee shall prescribe with respect to each such Participant. The Board may at any time and from time to time delegate to the Committee any or all of its authority under this Article VI.

                           ARTICLE VII

                           DEFINITIONS

     SECTION 7.1. For the purposes of the Plan, the following terms shall have the meanings indicated:

          (a) Annual Earnings Per Share: With respect to any year, the result obtained by dividing (i) Net Income for such year by (ii) the average number of issued and outstanding shares (excluding treasury shares and shares held by any Subsidiaries) of Company Common Stock during such year as shown in the Company's Annual Report to Stockholders for such year.

          (b) Award Valuation Date: With respect to any Performance Award, (i) December 31 of the year in which the third anniversary of the grant of such Performance Award to a Participant shall occur or,
     (ii) if earlier, December 31 of the year in which such Participant's Termination of Employment shall occur, if such Termination of Employment occurs (x) within two years after a Change in Control or
     (y) as a result of death, Disability, retirement under the Company's retirement plan or retirement with the consent of the Company outside the Company's retirement plan.

          (c)   Board of  Directors:   The  Board  of  Directors  of  the
     Company.

          (d) Change in Control: A Change in Control shall be deemed to have occurred if either (i) any person, or any two or more persons acting as a group, and all affiliates of such person or persons, shall own beneficially more than 20% of the Company Common Stock outstanding (exclusive of shares held in the Company's treasury or by the Company's Subsidiaries) pursuant to a tender offer, exchange offer or series of purchases or other acquisitions, or any combination of those transactions, or (ii) there shall be a change in the composition of the Board of Directors of the Company at any time within two years after any tender offer, exchange offer, merger, consolidation, sale of assets or contested election, or any combination of those transactions (a "Transaction"), so that (A) the persons who were directors of the Company immediately before the first such Transaction cease to constitute a majority of the Board of Directors of the corporation which shall thereafter be in control of the companies that were parties to or otherwise involved in such first Transaction, or (B) the number of persons who shall thereafter be directors of such corporation shall be fewer than two-thirds of the number of directors of the Company immediately prior to such first Transaction. A Change in Control shall be deemed to take place upon the first to occur of the events specified in the foregoing clauses (i) and (ii).

         (e)  Committee:  The Committee  designated  pursuant to Section
     2.1. Until otherwise determined by the Board of Directors, the Corporate Personnel Committee designated by such Board shall be the Committee under the Plan.

          (f) Company Common Stock: Common Stock, par value $.01, of the Company.

          (g) Disability: In the case of any Participant, disability which after the expiration of more than 26 weeks after its commencement is determined to be total and permanent by a physician selected by the Company and acceptable to such Participant or his legal representatives.

          (h) Discharge for Cause: Involuntary Termination of Employment as a result of dishonesty or similar serious misconduct directly related to the performance of duties for any and all Related Entities.

          (i)  Net Income:  With respect to any year, the sum of:

               (i) the net income (or net loss) of the Company and its consolidated subsidiaries for such year as shown in the Company's Annual Report to Stockholders for such year; plus (or minus)

               (ii) the net income (or net loss) of each Subsidiary that is not wholly-owned, directly or indirectly, by the Company, as shown in such Subsidiary's annual audited financial statements for such year, attributable to shares of common stock or other equity securities or interests that are not owned, directly or indirectly, by the Company for such portion of the year that the Company owned directly or indirectly equity securities or interests in such Subsidiary.

          (j) Net Loss Carryforward: With respect to any Performance Award Account, (i) an amount equal to the Net Loss per Share for any year times the number of Performance Units then outstanding and credited to such Performance Award Account, reduced by (ii) any portion thereof which has been applied in any prior year as provided in Section 4.1.

          (k)   Net  Loss  Per  Share:   The  amount  obtained  when  the
     calculation of Annual Earnings Per Share results in a number that is less than zero.

          (l)   Participant:   An individual who has been selected by the
     Committee to receive a Performance Award and in respect of whose Performance Award Account any amounts remain payable.

          (m) Performance Award: The grant of Performance Units by the Committee to a Participant pursuant to Section 3.1.

          (n) Performance Award Account: An account established for a Participant pursuant to Section 3.2.

          (o)   Performance  Unit:   A unit covered by Performance Awards
     granted or subject to grant pursuant to Article III.

          (p) Related Entities: The Company, any subsidiary of the Company, Freeport-McMoRan Copper & Gold Inc., any subsidiary of Freeport-McMoRan Copper & Gold Inc., McMoRan Oil & Gas Co., any subsidiary of McMoRan Oil & Gas Co., and any law firm rendering services to any of the foregoing entities provided such law firm consists of at least two or more members or associates who are or were officers of the Company or any subsidiary of the Company.

          (q) Rule 16b-3: Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor rule or regulation thereto as in effect from time to time.

          (r)   Section  162(m):   Section 162(m) of the Internal Revenue
     Code of 1986 and all regulations promulgated thereunder as in effect from time to time.

          (s) Subsidiary: Any corporation of which stock representing at least 50% of the ordinary voting power is owned, directly or indirectly, by the Company and any other entity of which equity securities or interests representing at least 50% of the ordinary voting power or 50% of the total value of all classes of equity securities or interests of such entity are owned, directly or indirectly, by the Company.

          (t) Termination of Employment: The cessation of the rendering of services, whether or not as an employee, to any and all of the Related Entities.


                           As amended effective December 10, 1996